Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries NYSE: CF 2011 Third Quarter Financial Results November 2, 2011

Certain statements contained in this communication may constitute "forward-looking statements." All statements in this communication, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the company’s control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from the company’s expectations include, among others: the volatile cost of natural gas in the areas in which the company’s production facilities are principally located; the cyclical nature of the company’s business and the agricultural sector; the global commodity nature of the company’s fertilizer products, the impact of global supply and demand on the company’s selling prices, and the intense global competition in the consolidating markets in which the company operates; conditions in the U.S. agricultural industry; reliance on third party transportation providers; the company’s ability to integrate the Terra businesses promptly and effectively, and the impact of system integration efforts, including the implementation of a new enterprise resource planning system; weather conditions; risks associated with expansion of the company’s business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; the company’s potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; future regulatory restrictions and requirements related to greenhouse gas emissions and climate change; the inability to predict seasonal demand for the company’s products accurately; the impact of changing market conditions on the company’s forward sales programs; risks involving derivatives and the effectiveness of the company’s risk measurement and hedging activities; the reliance of the company’s operations on a limited number of key facilities and the significant risks and hazards against which it may not be fully insured; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials used and increases in their costs; risks associated with international operations; the concentration of the company’s sales with certain large customers; losses on the company’s investments in securities; deterioration of global market and economic conditions; the limitations on the company’s business imposed by the terms of its debt agreements; the potential inability to refinance the company’s indebtedness in connection with any change of control affecting it; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including under “Risk Factors” in Item 1-A in our Annual Report on Form 10-K, filed with the SEC on February 25, 2011. Forward-looking statements are given only as of the date of this release and the company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Financial Highlights In millions, except percentages and EPS 2011 Q3 2010 Q3 Net sales $ 1,404 $ 917 Gross margin 638 170 - As percent of sales 45% 19% EBITDA(1) $ 641 $ 216 Net earnings attributable to common stockholders 331 48 Earnings per diluted share 4.73 0.67 Cash flow provided by operations 1,033 588 Net debt at period end(2) 1,070 1,928 (1) See slide 7 for reconciliation (2) See slide 13 for reconciliation

Record Profits and Cash Flow 2006 2007 2008 2009 2010 2011 Earnings per Share Operating Cash Flow (millions) Any-quarter record Third quarter record

Nitrogen Segment Results Source: Green Markets 2009 2010 2011 In millions, except as noted 2011 Q3 H/(L) 2010 Q3 H/(L) 2011 Q2 Sales $ 1,118 $ 383 $ (387) Gross margin 552 411 (231) - Percent 49% 30 pts (3) pts Volume (000 st) 3,043 62 (731) Average selling prices ($/st) - Ammonia $ 552 $ 158 $ (44) - Urea 425 159 36 - UAN 319 131 (4) - AN 269 66 9 Gas cost $/MMBtu $ 4.45 $ 0.08 $ 0.13 Ammonia Urea UAN-32 Mid-Corn Belt Prices

Phosphate Segment Results Source: Green Markets In millions, except as noted 2011 Q3 H/(L) 2010 Q3 H/(L) 2011 Q2 Sales $ 286 $ 104 $ (11) Gross margin 86 57 1 - Percent 30% 15 pts 2 pts Volume (000 st) 505 54 (33) - DAP 388 59 6 - MAP 117 (5) (39) - Domestic 265 5 (33) - Export 240 49 -- Average selling prices ($/st) - DAP $ 566 $ 163 $ 11 - MAP 567 163 23 DAP Central Florida Price 2009 2010 2011

EBITDA and Selected Items (in millions; includes Terra results from Apr. 5, 2010) Quarter ended September 30, Nine Months ended September 30, 2011 2010 2011 2010 Net earnings attributable to common stockholders $ 330.9 $ 48.2 $ 1,100.3 $ 148.9 Interest expense (income) – net 31.8 58.0 113.5 169.6 Income taxes 185.3 19.4 625.6 104.8 Depreciation, depletion and amortization 101.6 110.4 314.9 288.5 Less: Other adjustments(1) (8.8) (20.0) (39.2) (84.3) EBITDA(2) $ 640.8 $ 216.0 $ 2,115.1 $ 627.5 Memo: Selected items included above Impairment of methanol assets $ 35.1 $ - $ 35.1 $ - (Gain) on sale of non-core assets - - (34.5) - Unrealized mark-to-market losses 14.1 25.7 27.6 21.8 Restructuring and integration costs 0.8 8.6 4.2 17.9 Other business combination costs - (0.5) - 181.0 (Gain) on sale of Terra shares - - - (28.3) Peru project development costs 0.2 0.8 0.9 5.4 Total $ 50.2 $ 34.6 $ 33.3 $ 197.8 (1) Includes amortization of deferred loan fees and depreciation in noncontrolling interest. See slide 13 for further details.

Third Quarter Accomplishments Delivered strong earnings and cash flow Record third quarter sales, net earnings and EPS Any-quarter record cash flow from operations Operated effectively despite logistical challenges Achieved 100% utilization of ammonia capacity for third consecutive quarter Achieved 99% utilization of finished phosphate capacity Overcame ammonia pipeline closures with minimal disruption due to scale and flexibility Launched capital deployment actions Fast start for share repurchase program Initiated engineering studies for incremental capacity actions

Net Debt Millions See slide 13 for reconciliation of net debt $1,070

Capital Deployment Fast start to $1.5 billion share repurchase program Repurchased 5.6 million shares in Q3 for $878 million Settled expenditures in the quarter were $801 million Including October transactions, deployed $1.0 billion to repurchase 6.5 million shares at an average price of $153.49 Made first payment of recently-quadrupled regular quarterly dividend Advanced plans for incremental capacity actions Kicked off engineering studies for several ammonia debottlenecking and upgrading projects under announced plan to spend up to $1.0 to $1.5 billion over four years Also announced $50-60 million expenditure to increase annual ammonia capacity at Donaldsonville by 100k tons

Repurchase Impact on EPS Share repurchase program reduced average share count by 2.4 million in Q3 Increased Q3 EPS by $0.16 Much of the average share count benefit of the 6.5 million shares repurchased to date will occur in Q4 Weighted-Average Diluted Share Count (millions)

Outlook/Summary Favorable weather has accelerated harvest and set conditions for a good fall application season High farm income to facilitate fall purchases of crop inputs Sustained high crop prices and plantings, consistent with very tight corn stocks-to-use ratio Tight global fertilizer supply/demand balance underpinning high prices through 2011 A strong forward order book at attractive margins Continuing high earnings and cash flow

Non-GAAP Information Net debt (net cash) is defined as total debt minus cash, cash equivalents and short-term investments, plus customer advances. We include customer advances in this calculation to reflect the liability associated with our obligations to supply fertilizer in the future, which offsets cash received in the form of customer advances. Net debt (net cash) does not include distributions of earnings payable to noncontrolling interest holders. We use net debt (net cash) in the evaluation of our capital structure. EBITDA, as shown and reconciled on slide 7, is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in noncontrolling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Reconciliation of debt to net debt (net cash) in millions: Apri.15, Jun. 30, Sep. 30, Dec. 31, 2010 2010 2010 2010 Total debt $3,627.8 $ 2,601.2 $ 2,255.6 $ 1,959.0 Less: cash, cash equivalents and short-term investments 500.0 (1) 601.4 648.4 800.8 Plus: customer advances 350.0 (1) 10.8 321.1 431.5 Net debt $ 3,477.8 $ 2,010.6 $ 1,928.3 $ 1,589.7 $ Mar. 31, Jun. 30, Sep. 30, 2011 2011 2011 Total debt $ 1,618.1 $ 1,618.1 $ 1,617.7 Less: cash, cash equivalents and short-term investments 1,137.3 1,358.8 1,426.1 Plus: customer advances 747.3 401.3 878.2 Net debt $ 1,228.1 $ 660.6 $ 1,069.8 (1) The amounts at April 15, 2010 are approximate.